EXHIBIT 10.219

            FOURTH CONSENT AND AMENDMENT TO CREDIT AGREEMENT

          FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of December 18, 1998 (this "Amendment"), among R&B FALCON CORPORATION, a Delaware corporation ("Holdings"), RBF DEEPWATER EXPLORATION III INC., a Nevada corporation (f/k/a RB Deepwater Exploration III Inc.) (the "Borrower"), the various lending institutions party to the Credit Agreement referred to below (each, a "Bank" and, collectively, the "Banks"), CREDIT LYONNAIS NEW YORK BRANCH, as Syndication Agent and CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH, as Administrative Agent for the Banks (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings provided such terms in the Credit Agreement.


                          W I T N E S S E T H :


          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 24, 1998 (as amended to date, the "Credit Agreement"); and

          WHEREAS, the parties thereto and hereto agree as follows and wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.  Consents and Amendments.

          1. On and as of the Extension Date (as defined below) and after giving effect to the prepayment and commitment reduction to be made on such date, Section 9 of the Credit Agreement is hereby amended by deleting the definition of "Maturity Date" appearing therein and inserting the following new definition in lieu thereof:

          "Maturity Date" shall mean June 30, 1999.

          2. Notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, Sections 2.02, 3.01 and 3.03), and in addition to any other payments or Commitment reductions which may be required or permitted pursuant to the terms of the Credit Agreement, the parties hereto agree that on December 31, 1998 (the "Extension Date") the Borrower may , upon one day's prior notice to the Administrative Agent, make a non-pro rata prepayment (such prepayment, except as expressly provided herein, to be made in accordance with
Section 3.03 of the Credit Agreement) of Loans for the account of Bank of Nova Scotia equal to the then outstanding principal amount of Loans made by Bank of Nova Scotia plus accrued but unpaid interest and fees owing to Bank of Nova Scotia on such date; provided that such prepayment of Loans shall be accompanied by a simultaneous non-pro rata permanent reduction to the Total Commitment which shall reduce the Commitment of Bank of Nova Scotia in effect at such time to $0. As of the Extension Date, and after giving effect to the prepayment and commitment reduction to be made on such date, Bank of Nova Scotia shall relinquish its rights and be released from any further obligations under the Credit Agreement, and shall cease to be a Bank for all purposes of the Credit Agreement.

          3. Notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, Section 7.08), the indenture governing Holdings' $400,000,000 notes offering closing on or about December 22, 1998 shall be permitted to contain such negative covenants with respect to Liens and Restricted Payments as Holdings deems appropriate to effectuate such notes offering, provided that, in no event shall such restrictive covenants prohibit (i) the granting to the Collateral Agent of the Security Agreement Collateral or a mortgage on the Drillship or (ii) the performance by Holdings of its obligations under Section 12 of the Credit Agreement.

II.  Miscellaneous Provisions.

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Fourth Amendment Effective Date both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision (or of any provision beyond the specific consents or waivers granted herein) of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of Holdings, the Borrower and each of the Banks (other than Bank of Nova Scotia) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office; provided that, notwithstanding the foregoing, the consent granted pursuant to paragraph I.3. of this Amendment shall be effective upon the execution and delivery of such counterparts by Holdings, the Borrower and the Required Banks.

          6. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              R&B FALCON CORPORATION


                              By:_________________________
                                    Title:

                              RBF DEEPWATER EXPLORATION III INC.


                              By:_________________________
                                    Title:


                              CHRISTIANIA BANK OG KREDITKASSE, NEW YORK
                              BRANCH, Individually and as Agent


                              By:_________________________
                                    Title:


                              By:_________________________
                                    Title:


                              CREDIT LYONNAIS NEW YORK BRANCH,
                              Individually and as Syndication Agent



                              By:_________________________
                                    Title:


                              SKANDINAVISKA ENSKILDA BANKEN AB (Publ.)



                              By:_________________________
                                    Title:

                              By:_________________________
                                    Title:


                              CREDIT AGRICOLE INDOSUEZ


                              By:_________________________
                                    Title:


                              BANK OF NOVA SCOTIA


                              By:_________________________
                                         Title: